Income Taxes	Nov. 18, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Note 5. Income Taxes
For continuing operations, including noncontrolling interests, the statutory U.S. federal income tax rate reconciles to the Companies’ effective income tax rate as follows:

	Dominion Energy		Virginia Power		Dominion Energy Gas
Nine Months Ended September 30,	2019	2018	2019	2018	2019		2018

U.S. statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%		21.0%

Increases (reductions) resulting from:

State taxes, net of federal benefit	0.2	3.3	4.5	4.6	3.6		3.2

Investment tax credits	(5.7)	(0.9)	(5.3)	(1.4)	—		—

Production tax credits	(1.2)	(0.7)	(0.8)	(0.7)	—		—

Reversal of excess deferred income taxes	(6.8)	(1.5)	(4.1)	(1.9)	(0.9)		(0.9)

Federal legislative change	—	2.0	—	(0.2)	—		2.7

State legislative change	—	(0.8)	—	—	—		(3.3)

Write-off of regulatory assets	33.5	—	—	—	—		—

AFUDC - equity	(2.0)	(0.9)	—	(0.5)	(0.5)		(0.3)

Other, net	(2.7)	(1.0)	(1.2)	(0.3)	(3.5	) (1)	(4.3	) (1)

Effective tax rate	36.3%	20.5%	14.1%	20.6%	19.7%		18.1%

(1)	Includes (3.7) % and (4.4) % relating to the absence of tax on noncontrolling interest in 2019 and 2018, respectively.
For the Companies’ rate-regulated entities, deferred taxes will reverse at the weighted average rate used to originate the deferred tax liability, which in some cases will be 35%. The Companies have recorded an estimate of the portion of excess deferred income tax amortization in 2019. The reversal of these excess deferred income taxes will impact the effective tax rate, and may ultimately impact rates charged to customers. As described in Note 13 to the Consolidated Financial Statements in the Companies’ Annual Report on Form
10-K
for the year ended December 31,
2018, as updated in Current Report on Form 8-K, filed November 18, 2019, the Companies decreased revenue and increased regulatory liabilities to offset these deferred tax impacts in accordance with applicable regulatory commission orders or formula rate mechanisms. See Note 13 for current year developments.
In connection with the SCANA Combination, Dominion Energy committed to forgo, or limit, the recovery of certain income tax-related
regulatory assets associated with the NND Project. Dominion Energy’s effective tax rate reflects deferred income tax expense of $198 million in satisfaction of this commitment. Dominion Energy’s effective tax rate also reflects the changes in consolidated state income taxes resulting from the SCANA Combination.
As part of the SCANA Combination, Dominion Energy acquired SCANA’s unrecognized tax benefits of $106 million. In the first quarter of 2019, Dominion Energy completed the evaluation of a state income tax position acquired in the SCANA Combination that increased unrecognized tax benefits by $51 million. In the second quarter, Dominion Energy completed the evaluation of a federal income tax position acquired in the SCANA Combination that increased unrecognized tax benefits by $18 million. In the third quarter, DESC’s unrecognized tax benefits increased by $1 million and both accrued interest and penalties increased by $7 million. In total, these adjustments resulted in an increase to goodwill of $72 million and had no impact on Dominion Energy’s income tax expense, interest expense or other income.
As of September 30, 2019, there have been no other material changes in the Companies’ unrecognized tax benefits or possible changes that could reasonably be expected to occur during the next twelve months. See Note 5 to the Consolidated Financial Statements in the Companies’ Annual Report on Form
10-K
for the year ended December 31,
2018, as updated in Current Report on Form 8-K, filed November 18, 2019, for a discussion of these unrecognized tax benefits.
The 2017 Tax Reform Act limits the deductibility of interest expense to 30% of adjusted taxable income for certain businesses, with any disallowed interest carried forward indefinitely. Subject to additional guidance in yet to be finalized regulations, the Companies expect interest expense to be deductible in 2019.